Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated October 22, 2015

to

Prospectus Dated April 30, 2015

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust, Inc. dated April 30, 2015, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Suitability Standards

The Kentucky suitability standard under the caption “Suitability Standards” is superseded in its entirety by the following:

Kentucky – In addition to the general suitability standards, Kentucky residents must not invest more than 10% of their liquid net worth in our shares or the shares of our non-publicly traded business development company affiliates. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.